                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 30, 2003


                              DAVE & BUSTER'S, INC.
             (Exact name of registrant as specified in its charter)



       MISSOURI                   0000943823                   43-1532756
      (State of                (Commission File              (IRS Employer
    incorporation)                 Number)               Identification Number)



                                2481 MANANA DRIVE
                                 DALLAS TX 75220
                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (214) 357-9588

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.  The following are filed as Exhibits to this Report.

          99.1      Dave & Buster's, Inc. Press Release dated July 30, 2003


ITEM 9. REGULATION FD DISCLOSURE.

         On July 30, 2003, the Company issued a news release regarding the execution of an agreement, subject to certain closing conditions, to acquire the business and assets of Funtime Hospitality Corp, its Canadian licensee. A copy of the news release is furnished herewith as Exhibit 99.1.

Limitation on Incorporation by Reference: In accordance with general instruction
B.2 of Form 8-K, the information in this report is furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DAVE & BUSTER'S, INC.



Date:  July 30, 2003                     By:  /s/  John S. Davis
                                              ----------------------------------
                                         John S. Davis
                                         Senior Vice President & General Counsel

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
99.1            Dave & Buster's, Inc. Press Release dated July 30, 2003